B E R M U D A I R E L A N D U N I T E D S T A T E S LLOYD’S A World Class Specialty Insurer and Reinsurer Investor Presentation Third Quarter 2009 Exhibit 99.1

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The
Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Dublin, United States, and Lloyd’s
Diversified business profile across specialty classes of business
Highly experienced management with proven track record
Opportunistic and disciplined underwriting strategy
Analytical and quantitative underwriting orientation
5 year average combined ratio, with cats, of 93%
Generates more stable underwriting results and ROE
Strong, liquid balance sheet with conservative reserving track record
Shareholders equity - $1.55 billion at 9/30/09
Prudent capital management - $315 million in dividends/repurchases over last 5 years
Significant expansion of underwriting platforms with minimal goodwill
Gross premiums written (YTD 2009) of ~ $1.1 billion and 9/30/09 equity of $1.55 billion
High quality investment portfolio repositioned to reflect traditional underwriting base
Hedge funds are now a much smaller part of Max’s asset base at 7.2% and are to be reduced to 5%
to 7% by year end 2009
Max Capital – Core Operations
Short-Tail
Long-Tail
62%
38%
Insurance
Reinsurance
53%
47%

$1,054.9
$787.9
Q3'08 YTD Q3'09 YTD
Strong YTD Results
Reflects continued build-out of our global platform
Max Specialty - $219 million GPW
Reflects first year of Max at Lloyd’s - $110 million GPW
Combined ratio reflects higher casualty mix
Market conditions are improving / stabilizing
Rate increases on short-tail lines
Casualty rates have stabilized
Strong YTD results despite high cash balances
Once invested ROE will increase by 1% to 2% ROE points
Return on invested portfolio is ~ 4.82%
Hedge funds reduced to 7.2% of invested assets as of
9/30/09
Down from 14.1% at 12/31/08
Diluted book value per share increased 12.8% YTD
2009 to $26.54
Profitable Growth in Gross Premiums Written…
…With Strong Operating EPS
P&C GPW
(34% increase)
Operating
EPS
ROE (annualized)
(5.4%)
14.1%
Combined ratio
89.1%
90.5%
____________________
(1) Excludes $0.54 per share in merger and acquisition expenses.
($1.03)
$2.58
Q3'08 YTD
Q3'09 YTD
(1)

Opportunistic Expansion Across our Business
Opportunistic approach to growing our business
Underserved market niches which allow for technical underwriting orientation
Disciplined approach in building teams
Identify sound underwriters with multiple years of experience
Create sophisticated pricing models and utilize strong risk management platform
Size business based on market conditions
Selected recent/future expansion examples
International casualty reinsurance team at Max at Lloyd’s
Personal accident and financial institution team at Max at Lloyd’s
Professional liability team at Max Specialty
U.S. Insurance platform has full ability to write admitted and E&S business
The addition of California gives Max a 50 state franchise for admitted Marine products on both inland and ocean
Recently approved in Puerto Rico, Max Specialty can now write non-admitted E&S business throughout the U.S. and Puerto Rico

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
2006
Insurance
Aviation
2008
Lloyd’s Reinsurance
Accident / Health
Property
Lloyd’s Insurance
Financial Institutions
Prof. Indemnity
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20
years in the business
High percentage of employees hold
professional designations
2009
Lloyd’s Reinsurance
Casualty (non U.S.)
Accident / Health
U.S. Specialty
Professional Liability
2002
Traditional Re
Workers’ Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting “Franchise Players” Has Been
Instrumental In Our Success

Bermuda / Dublin
Reinsurance
Bermuda / Dublin
Insurance
Lloyd’s
U.S Specialty Insurance
Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
International casualty
treaty reinsurance
General liability
Marine
Property
Miscellaneous
professional liability
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
United States
Offices
Bermuda
Dublin
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
New York
Philadelphia
Richmond
Atlanta
Dallas
San Francisco
Global Reach Through Established Platforms

140%
33%
50%
56%
49%
66%
252%
60%
73%
92%
79%
110%
0%
25%
50%
75%
100%
125%
150%
300%
2005 2006 2007 2008 1H'09 Average
82%
79%
84%
75%
77%
96%
104%
97%
101%
96%
96%
124%
0%
25%
50%
75%
100%
125%
150%
300%
Average 2005 2006 2007 2008 1H'09
Median
201% 55% 61% 89% 68% 95%
Median
115% 85% 84% 95% 88% 93%
Max 106% 86% 88% 92% 90% 93%
____________________
Source:  Company filings.
Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, ORH, AWH, ENH, AHL, PTP, AGII and MXGL. Property focused reinsurers include RNR, IPC, VR, MRH and FSR.
Diversified Reinsurers Property Focused Reinsurers
Max has performed well within its diversified peer group with less volatility than property focused reinsurers
Diversified Platforms Generate More Consistent Margins

____________________
Source: Company filings, as of 12/31/08.  Losses are generally disclosed net of reinstatement premiums.
(1) Results reflect Ike only.
(2) Equity includes preferred, which subsequently converted to common.
(3) TRH does not disclose specific losses but did lose “$169.7 million principally relating to Hurricane Ike” or 5.0% of 6/30/08 common equity.
Max had the lowest losses from Ike/Gustav as a % of equity
Ike/Gustav Ultimate Net Losses as a % of 6/30/08 Common Equity ($ in millions)
(% of capital)
1:100 yr 1:250 yr
Target 8%-12% 15% - 20%
6/30/09E 11% 20%
PMLs
3.4%
4.6%
4.8%
5.0%
6.0%
6.3%
6.7%
7.0%
7.8%
8.1% 8.1%
8.4%
8.9%
10.1%
11.0%
12.4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Initial Estimate Revised Estimate
VR FSR RNR MRH PTP ACGL AXS PRE AHL IPCR ENH ORH TRH AWH RE MXGL
(1) (2)
(2)
Losses $256 $140 $276 $140 $165 $287 $384 $305 $171 $135 $148 $155 $113 $257 $50
(3)
$170
Max is less exposed to swings in the cat market than peers

High quality, defensively postured portfolio
Low OTTI during volatile periods in 2008-09
73% of fixed income portfolio rated Aa or better;
diversification by sector and issuer
Less than 7% rated Baa or below
70% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities, or AAA securities
No CDO’s, CLO’s, SIV’s or other highly structured securities
Hedge funds reduced from 21% at 12/31/07 with a 5-7% target
Larger than normal cash position provides incremental
investment income as cash is redeployed
Cash balance of $1.0 billion or 19% of portfolio
Hedge funds
7.2%
Cash
19.5%
Fixed income
73.3%
Target Allocation
Cash
5%
Hedge funds
5%-7%
Fixed income
87%-90%
As of September 30, 2009
Max Investment Portfolio Highlights

Favorable Earnings Growth Prospects
Investments / Equity
Max Full Year P&C GPW
____________________
(1) Source:  Company filings. Includes ACGL, AGII, AHL, AWH, AXS, ENH, FSR, IPCR, MRH, ORH, PRE, PTP, RE, RNR, TRH and VR.
2.2x
3.8x
Max Peers (1)
2008 2009E
$1,012
$1,275
26% Growth
Selected growth in premiums
Opportunistic expansion in specialty areas
Full year impact of Lloyd’s platform
Generate combined ratios of 90% +/-
Diversified portfolio will result in less volatility
Max Specialty & Lloyds are growing into their expense base
Expense ratio expected to normalize into 2010
Strong invested asset leverage
Invested assets of $5.4 billion are 3.5x equity
Reduced impact from hedge funds as our exposure is reduced
Redeploy significant cash balances over time
Approximately $1.1 billion in cash and equivalents at Sept 30, 2009
Prudent and cautious approach to capital management
1H 2009

____________________
Source: Company filings.
(1) Based on full year 2008 property and casualty gross premiums written.  Certain allocations have been estimated.
(2) Market data as of 8/31/09.
(3) Max premium growth and combined ratios exclude Life segment.
June 30, 2009 YTD 2008
2008 2008 GPW Distribution
(1)
GPW % Combined Combined Price /
GPW Reinsurance Insurance Property Casualty Change Ratio Ratio Tang. BV
(2)
Diversified
Transatlantic $4,423.2 100% 0% 30% 70% 0.2% 94.3% 98.5% 0.91x
PartnerRe 4,028.2 100% 0% 61% 39% (9.2%) 85.3% 94.1% 1.10x
Everest Re 3,678.1 79% 21% 59% 41% 10.6% 88.8% 95.6% 0.93x
Arch Capital 3,669.1 41% 59% 37% 63% (0.2%) 87.0% 95.0% 1.07x
AXIS 3,390.4 46% 54% 54% 46% 4.7% 83.4% 89.8% 0.97x
OdysseyRe 2,294.5 65% 35% 45% 55% (6.8%) 96.5% 101.2% 0.99x
Endurance 2,246.4 37% 63% 65% 35% (3.2%) 90.8% 93.5% 1.01x
Aspen 2,001.7 50% 50% 58% 42% 4.1% 86.0% 95.6% 0.81x
Argo Group 1,601.5 8% 92% 30% 70% 43.5% 96.0% 100.5% 0.90x
Allied World 1,445.6 30% 70% 34% 66% 15.3% 79.3% 84.2% 0.95x
Platinum Re 1,066.6 100% 0% 58% 42% (13.2%) 78.5% 91.9% 0.92x
Mean 60% 40% 48% 52% 4.2% 87.8% 94.5% 0.96x
Max Capital
(3)
$1,254.3 42% 58% 48% 52% 35.7% 90.3% 91.9% 0.88x
Property Focused
RenaissanceRe $1,736.0 66% 34% 87% 13% 8.9% 49.4% 79.0% 1.27x
Validus 1,362.5 57% 43% 94% 6% 72.2% 73.5% 92.2% 0.97x
FlagstoneRe 781.9 90% 10% 90% 10% 34.4% 74.3% 89.4% 0.89x
Montpelier Re 614.5 99% 1% 91% 9% (2.1%) 67.6% 91.0% 0.87x
IPC Holdings 403.4 100% 0% 100% 0% 19.5% 49.2% 56.4% 0.90x
Mean 82% 18% 92% 8% 26.6% 62.8% 81.6% 0.98x
Max’s Diversification and Growth are Attractive

Max Has a Strong Market Position in Specialty Classes …
Working layer excess business
Focus on Fortune 1000 customers
2008 combined ratio = 88%
2008 GPW - $389 million
2008 GPW - $420 million
Bermuda / Dublin Insurance Bermuda / Dublin Reinsurance
Working layer excess / quota share
business
Cross class capability
2008 combined ratio = 87%
Excess
Liability
Professional
Liability
Aviation
Property
14%
14%
41%
32%
Other
General
Liability
Marine &
Energy
Whole
Account
Aviation
Prof.
Liabliity
Workers
Comp
Med. Mal.
Agriculture
Property
25%
19%
18%
13%
9%
8%
3%
3%

… With an Attractive Position in the U.S. Market and Lloyd’s
Launched in 2007
Nationwide niche E&S underwriter
Growing into expense base – target combined
ratio of 85% to 90%
Expected GPW of $275 million in 2009
2008 GPW - $194 million
2008 GPW - £65 million
(1)
U.S. Insurance Max at Lloyd’s
Acquired in November 2008
Direct and reinsurance
Expected GPW of $150 million in 2009
____________________
(1) GPW reflects full year of business, which includes periods prior to the acquisition by Max.
Marine
General
Casualty
Property
20%
31%
49%
Accident &
Health
Fin.
Institutions
Prof.
Indemnity /
Med. Mal.
Employers'
Public Liability
Property
Treaty
45%
1%
19%
18%
17%

Overview of Life Reinsurance
Spread management business, comparable to basic full Loss Portfolio Transfer
Purchase blocks of existing policy or claim reserves (reserve buy outs)
All originated transactions – winner takes all
Known data files – no unreported exposures, minimal IBNR
Access to historic experience data
Only products with highly predictable and non-volatile cash flows
Full asset transfer – the economic value of the liabilities
It is NOT …
Risk premium reinsurance (mainstream life reinsurance)
Automatic reinsurance of new business (treaty business)
Mega-sized transactions
Variable or deferred annuities, XXX, term insurance, life settlements, COLI/BOLI
U.S. Specialty
15%
Max at Lloyd's (1)
1%
Bermuda/Dublin
Insurance
31%
Life & Annuity
Reinsurance
19%
Bermuda/Dublin
Reinsurance
34%
____________________
(1) Max at Lloyd’s acquired in November 2008 and includes partial year GPW.
2008 GPW

Max Bermuda and Dublin (Insurance/Reinsurance)
Rates favorable in short-tail property cat and energy
Long-tail lines have stabilized and stopped declining
Max at Lloyd’s
Provides access to global specialty business, high credit ratings, worldwide licenses
Experienced team underwriting a seasoned book of business
Building out the platform recruiting new teams with recent additions
International casualty reinsurance
Marine and personal accident insurance
Max Specialty
Strong distribution relationships continue to generate a high flow of business
Market dislocations provide the opportunity to add teams and new products
Benefiting from improving property rates
Profitability improving as the business matures into its expense base
Life Reinsurance
Only writes “closed” blocks of business with no variable annuity exposure
Provides capital relief which will be in high demand as many life insurers are capital constrained
Max is Strongly Positioned For Profitable Growth
2009E GPW
Life
Reinsurance
Max
Specialty
Max
at Lloyd's
Bermuda / Dublin
Insurance /
Reinsurance
63%
11%
20%
6%

Well established operating platforms provide full access to business
Diversified portfolio of business across casualty and property lines
Specialty orientation with a balance of insurance vs. reinsurance
Opportunistic approach – nimble and responsive to market trends
Defensive, high quality investment portfolio
Invested asset leverage will drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Max Offers a Compelling Story
We believe we can generate an average ROE of 13% to 16% across the cycle
Attractive entry point – current price / book value of 0.79x
____________________
Note: Price / book multiple as of 11/3/09.

18 APPENDIX

($ in millions)
Strong Balance Sheet
September 30, December 31,
2009 2008
Cash & Fixed Maturities $5,029 $4,603
Other Investments 390                            754
Premium Receivables 546                            555
Losses Recoverable 986                            847
Other Assets 478                            493
     Total Assets $7,429 $7,252
Property & Casualty Losses $3,159 $2,938
Life & Annuity Benefits 1,416                         1,367
Deposit Liabilities 153                            219
Funds Withheld 142                            164
Unearned Premium 676                            574
Bank Loan -                                 375
Senior Notes 91                              91
Other Liabilities 245                            244
     Total Liabilites $5,882 $5,972
Shareholders' Equity 1,547                         1,280
$7,429 $7,252

($ in millions)
Nine-Month Results Comparison
2009 2008
Gross Premiums Written $1,097 $882
Net Premiums Earned 627                  512
Net Investment Income 125                  137
Net Gains on Other Investments 63                     (145)
Net Realized Losses on  Fixed Maturities -                         (18)
Other Income 3                        1
Total Revenues 818                  487
Total Losses, Expenses & Taxes 634                  568
Net Income $184 ($81)
Property & Casualty Underwriting
Loss Ratio 65% 67%
Expense Ratio 26% 22%
Combined Ratio 91% 89%
Nine months ended September 30,

Nine months ended September 30, 2009
($ in millions)
Diversified Operating Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Bermuda / Dublin Max at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $302.7 $422.3 $219.3 $110.6 $1,054.9 $41.7 $0.0 $1,096.6
Reinsurance premiums ceded (146.1) (80.6) (118.6) (31.9) (377.2) (0.1) 0.0 (377.3)
Net premiums written $156.6 $341.7 $100.7 $78.7 $677.7 $41.6 $0.0 $719.3
Earned premiums 307.7 365.0 185.6 93.8 952.1 41.7 0.0 993.8
Earned premiums ceded (157.7) (74.7) (111.7) (22.5) (366.6) (0.1) 0.0 (366.7)
Net premiums earned $150.0 $290.3 $73.9 $71.3 $585.5 $41.6 $0.0 $627.1
Net investment income $16.9 $29.6 $4.5 $3.2 $54.2 $37.6 $33.2 $125.0
Net gains on other investments 3.5 8.5 0.0 0.0 12.0 29.1 21.6 62.7
Net realized gains (losses) on fixed maturiti 0.0 0.0 0.2 2.6 2.8 0.0 (1.0) 1.8
Net impairment losses recognized in earnin 0.0 0.0 0.0 0.0 0.0 0.0 (2.1) (2.1)
Other income 1.2 0.0 0.3 0.5 2.0 0.0 1.1 3.1
Total revenues $171.6 $328.4 $78.9 $77.6 $656.5 $108.3 $52.8 $817.6
Net losses and loss expenses $106.0 $192.8 $46.5 $33.4 $378.7 $0.0 $0.0 $378.7
Claims and policy benefits 0.0 0.0 0.0 0.0 0.0 84.1 0.0 84.1
Acquisition costs (1.5) 53.5 5.9 14.8 72.7 1.0 0.0 73.7
Interest expense 0.0 2.4 0.0 0.0 2.4 2.8 9.5 14.7
Net foreign exchange losses 0.0 0.0 0.0 (5.1) (5.1) 0.0 (1.4) (6.5)
Merger and acquisition expenses 0.0 0.0 0.0 0.0 0.0 0.0 (31.3) (31.3)
General and administrative expenses 17.8 23.6 21.2 15.9 78.5 2.2 34.9 115.6
Total losses and expenses 122.3 272.3 73.6 59.0 527.2 90.1 11.7 629.0
Income before taxes $49.3 $56.1 $5.3 $18.6 $129.3 $18.2 $41.1 $188.6
Loss ratio 70.7% 66.4% 62.9% 46.9% 64.7%
Acquisition cost ratio -1.0% 18.4% 8.0% 20.8% 12.4%
General and administrative expense ratio 11.9% 8.2% 28.6% 22.2% 13.4%
Combined ratio
(1)
81.6% 93.0% 99.5% 89.9% 90.5%
____________________
(1) Property and Casualty only.

($2.59)
$4.81
$3.52
$0.19
$2.70
($4.00)
($2.00)
$0.00
$2.00
$4.00
$6.00
2004 2005 2006 2007 2008
92%
88%
86%
106%
94%
0%
20%
40%
60%
80%
100%
120%
2004 2005 2006 2007 2008
(10.2%)
20.7%
17.3%
1.0%
15.8%
(20.0%)
(10.0%)
0.0%
10.0%
20.0%
30.0%
2004 2005 2006 2007 2008
Profitable Underwriting Trends
Gross Premiums Written ($ in millions)
P&C Combined Ratio
Operating EPS
Operating ROE
$212
$275
$45
$302
$242
$0
$300
$600
$900
$1,200
$1,500
Life P&C
2004 2005 2006 2007 2008
$1,044
$1,246
$865
$1,078
$1,254

$1,280
$1,584
$1,390
$1,186
$903
$20.16
$19.70
$23.06
$22.77
$27.54
$0
$300
$600
$900
$1,200
$1,500
$1,800
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
Shareholders' Equity Book Value per Share
2004 2005 2006 2007 2008
$5,357
$5,123
$4,536
$4,223
$3,515
3.9x
3.6x 3.3x
3.9x
3.2x
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
Invested Assets Leverage
2004 2005 2006 2007 2008
$508
$252
$273
$447
$799
$0
$200
$400
$600
$800
$1,000
2004 2005 2006 2007 2008
$0.36
$0.32
$0.24
$0.18
$0.12
$0.00
$0.10
$0.20
$0.30
$0.40
2004 2005 2006 2007 2008
Investment
Leverage
Shareholders' Equity Book Value per Share
A Growing, Global Insurance / Reinsurance Company
Invested Assets ($ in millions)
Shareholders Equity and BVPS ($ in millions)
Operating Cash Flow ($ in millions)
Dividends

Reinsurance / Bermuda – Investment Portfolio Peer Review
____________________
Source: Company filings.
(1) Includes cash and short-term investments.
As of June 30, 2009
% of Total Cash & Investments Equity / Other
Cash & Cash Fixed Income Equity / Other Total Cash & Investment as a % of
Equivalents
(1)
Securities Securities Investments Leverage Equity
Everest Re 11.1% 83.4% 5.5% $14,207.3 2.6x 14.0%
Arch Capital 9.1% 81.4% 9.5% 10,983.6 2.7x 25.9%
AXIS 14.0% 80.3% 5.8% 11,055.3 2.3x 13.0%
PartnerRe 5.6% 89.1% 5.2% 12,070.2 2.5x 13.3%
Transatlantic 5.9% 87.4% 6.7% 11,298.5 3.2x 21.4%
RenaissanceRe 20.1% 66.2% 13.6% 6,385.9 1.9x 25.6%
OdysseyRe 17.5% 55.0% 27.5% 8,090.1 2.6x 70.8%
Aspen 17.2% 82.4% 0.4% 6,002.6 2.0x 0.8%
Endurance 23.4% 70.8% 5.8% 5,733.8 2.3x 13.5%
Validus 20.2% 79.8% 0.0% 3,530.6 1.6x 0.0%
Allied World 7.4% 90.7% 1.8% 7,187.6 2.6x 4.8%
Platinum Re 8.0% 92.0% 0.1% 4,399.3 2.3x 0.2%
IPC Holdings 11.8% 73.9% 14.3% 2,308.5 1.1x 16.4%
Montpelier Re 10.0% 80.3% 9.7% 2,597.6 1.6x 15.8%
FlagstoneRe 37.7% 59.1% 3.1% 1,822.0 1.4x 4.4%
Argo Group 16.8% 75.3% 7.9% 4,103.8 2.8x 22.1%
Mean 14.7% 78.0% 7.3% 2.2x 16.4%
Max Capital 19.7% 71.8% 8.5% $5,124.0 3.8x 32.0%